VANGUARD
CONVERTIBLE
SECURITIES FUND

SEMIANNUAL
REPORT
MAY 31, 1999

[A MEMBER OF THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hardwork, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                [COMPASS GRAPHIC]
                                    CONTENTS

                          A MESSAGE TO OUR SHAREHOLDERS
                                        1

                           THE MARKETS IN PERSPECTIVE
                                        3

                             REPORT FROM THE ADVISER
                                        5

                               PERFORMANCE SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       11

                         For an update on our Year 2000
                           preparedness, see page 19.

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
John J. Brennan            John C. Bogle
Chairman & CEO             Senior Chairman

Vanguard Convertible Securities Fund's solid +10.6% return during the first half of its fiscal year mirrored that of the average convertible securities fund, but trailed the +13.2% return of its comparative index.
     The table below presents the fund's total return (capital change plus reinvested dividends) for the six months ended May 31, 1999, along with those of the average competing fund and our unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. We also present the six-month returns of the Standard & Poor's 500 Composite Stock Price Index, a widely used benchmark for large-capitalization stocks, and the Lehman Brothers Aggregate Bond Index, a recognized proxy for the taxable bond market.

--------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                                SIX MONTHS ENDED
                                                                  MAY 31, 1999
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                                 +10.6%
--------------------------------------------------------------------------------
Average Convertible Securities Fund                                  +10.6%
--------------------------------------------------------------------------------
CS First Boston Convertibles Index                                   +13.2%
--------------------------------------------------------------------------------
S&P 500 Index                                                        +12.6%
Lehman Aggregate Bond Index                                          - 0.8
--------------------------------------------------------------------------------

     The fund's return is based on an increase in net asset value from $11.10 per share on November 30, 1998, to $11.91 per share on May 31, 1999, and is adjusted for dividends of $0.33 per share paid from net investment income. The fund paid no capital gains during the period.

THE PERIOD IN REVIEW
Continued strong expansion of the U.S. economy helped boost stock prices but also resulted in higher interest rates and lower bond prices during the six months ended May 31. Led by a surge in consumer spending that was fueled by high employment and rising incomes, the economy grew at an annualized rate of 6.0% during the fourth quarter of 1998 and at a 4.3% rate during the first quarter of 1999.
     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +13.2% in the fiscal half-year. However, there were significant divergences within the market. During the first four months of the period, the stock market's advance was led by large-capitalization growth stocks--the group that had dominated market performance for the past several years. During April and May, there was a distinct shift in market leadership, as small-cap stocks and value stocks--those characterized by below-average prices in relation to such fundamental measures as book value, earnings, and dividends--outperformed the large-cap growth issues. The strength of the U.S. economy and signs of improvement in many foreign economies boosted prospects and share prices of such value-stock sectors as energy, machinery, and basic materials producers. For the half-year, returns on large- and small-cap stocks and on growth and value stocks diverged by only 1 to 2 percentage points.
     Bond prices declined during the six months as interest rates moved higher in response to the economy's strength and to a worrisome inflation report in May. Yields on U.S. Treasury bonds rose by 75 to 90 basis points (0.75 to 0.90 percentage point). The benchmark 30-year Treasury bond's yield rose from 5.06% at the beginning of the fiscal year to 5.83% as of May 31. The Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a good measure of the overall taxable bond market, returned-0.8%, as a -3.8% price decline more than offset interest income of +3.0%. Long-term bonds, which are most sensitive to changes in interest rates, had larger declines (for instance, the Lehman Long Corporate AA or Better Index returned -4.6%, as a price decline of -7.8% eclipsed a half-year's interest income of +3.2%).

PERFORMANCE OVERVIEW
As we noted earlier, the Convertible Securities Fund's +10.6% return during the period matched that of the average convertible securities fund, but fell 2.6 percentage points shy of the +13.2% gain of its benchmark, the CS First Boston Convertibles Index. The index return was boosted by the outsized gains of several convertible issues tied to large-cap stocks. These issues account for a significant slice of the index, but their characteristics make them trade more like common stocks than true stock/bond hybrids--the type of convertible securities our fund emphasizes. In a strong equity market--especially for large-cap stocks--this made the index a very tough benchmark.
     Our fund maintained its focus on convertibles whose yields are sufficient to provide some protection in the event of a stock market downturn but that also offer the opportunity for appreciation if the underlying stocks perform well. Selecting convertibles with both fixed-income characteristics and the potential for gains from equity appreciation is central to our adviser's strategy.

IN SUMMARY
The continuing bull market in stocks fueled a prosperous six months for Vanguard Convertible Securities Fund. The stock market's gains in recent years--indeed, during the past 17 years--have been extraordinary. We are grateful for this bounty, but we remind you that one danger of dazzling returns is that they may blind investors to the always-present risks of the stock market.
     We believe that a balanced investment program--a mixture of stock funds, bond funds, and money market funds in proportions suited to your investment objectives, time horizon, and tolerance for risk--provides a time-tested way to reap the rewards of investing while moderating the risks. Convertible securities, by combining the capital-appreciation potential of stocks with a solid fixed-income component, can play a useful role in such a balanced program. Once you've constructed an investment plan that takes into consideration risks as well as potential rewards, we advise you to stick with it.



/S/                                /S/
John C. Bogle                      John J. Brennan
Senior Chairman                    Chairman and
                                   Chief Executive Officer
June 23, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.
     However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS
Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.
--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1999
                                         ---------------------------------------
                                         6 MONTHS        1 YEAR         5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                            12.6%          21.0%            25.9%
  Russell 2000 Index                       11.0           -2.7             13.6
  Wilshire 5000 Index                      13.2           17.7             23.8
  MSCI EAFE Index                           4.2            4.7              8.0
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index              -0.8%           4.4%             7.8%
  Lehman 10 Year Municipal Bond Index       0.4            4.6              7.2
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                2.2            4.8              5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                      1.3%           2.1%             2.4%
--------------------------------------------------------------------------------
*Annualized.

     During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

     Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.
     Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS
For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.
     Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.
     Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS
Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.
     Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

The environment during the first half of Vanguard Convertible Securities Fund's 1999 fiscal year was generally rewarding. As reported in the Message to
Shareholders on page 1, the fund returned 10.6%. This was a very attractive absolute return, although it lagged the return of the Credit Suisse First Boston Convertible Securities Index, our unmanaged benchmark.
     During the past six months, two major factors affected convertible securities and our performance. These were, first, the general outperformance by large-capitalization equities as compared with small- and mid-cap stocks, and, second, the highly increased equity sensitivity of the convertible benchmarks, including the CS First Boston Convertibles Index.
     The first influence on convertible-security returns stemmed from the diverging performance of various stock groups. For most of the half-year, large-cap growth stocks remained the focus of most investors and outperformed the small- and mid-cap equity sectors. Given the fact that most convertibles, including many held by your fund, are issued by small- and mid-cap companies, the underperformance by these stocks had a meaningful negative impact on your fund's returns.
     As to the second influence on performance, it is important to realize that the composition of our primary benchmark has changed dramatically from its historical makeup. Many of its top-weighted securities are from large-cap companies, and thus the performance of the index was boosted by the strong results for large-cap stocks. Unfortunately, many of these top-weighted convertible holdings are also pure equity substitutes--convertibles that sell at prices far above par with very negative yields to maturity--and clearly lack the downside protection on which we insist. These prominent equities were stellar performers for the period, and their convertibles gave the CS First Boston Convertibles Index a big edge over convertible managers like us, who will not own pure equity substitutes.
     Overall, our principal strategy has been to take profits on highly appreciated issues and reinvest the proceeds in securities that balance equity appreciation potential with the strong fixed-income properties that provide protection during a down stock market. Despite the equity market's recent euphoria, we continue to heavily emphasize securities with downside protection. We believe this is particularly important today with the average price/earnings ratio for the stocks in the S&P 500 Index at record high levels.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------
     We believe that valuations of convertible securities generally remain attractive. New issuance of these securities continues at only a moderate pace, a lack of supply that will keep upward pressure on the prices of issues with significant call protection. In addition, forced conversions and redemptions will persist, further increasing demand for outstanding issues. Overall, liquidity in the convertible market keeps improving, with trading reasonably active since the beginning of the year.
     Your portfolio today is well diversified, with more than 80 issues representing a wide variety of industry groups. Convertible bonds with intermediate-term maturities continue to dominate our holdings and will remain our primary focus. We will, as always, restrict our holdings to convertible securities that deliver an attractive balance between upside potential and downside protection.

Oaktree Capital Management, LLC

June 10, 1999

PERFORMANCE SUMMARY
CONVERTIBLE SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 17, 1986-MAY 31, 1999
--------------------------------------------------------------------------------
                      CONVERTIBLE SECURITIES FUND               CS FIRST
                                                                 BOSTON*
FISCAL         CAPITAL           INCOME           TOTAL           TOTAL
YEAR           RETURN            RETURN           RETURN         RETURN
--------------------------------------------------------------------------------
1986            -2.0%             1.8%            -0.2%            1.6%
1987           -19.0              4.2            -14.8            -5.4
1988            11.4              7.4             18.8            16.5
1989            10.7              7.0             17.7            16.3
1990           -16.3              5.4            -10.9            -8.7
1991            21.7              7.5             29.2            24.6
1992            19.9              6.1             26.0            21.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CONVERTIBLE SECURITIES FUND               CS FIRST
                                                                 BOSTON*
FISCAL         CAPITAL           INCOME           TOTAL           TOTAL
YEAR           RETURN            RETURN           RETURN         RETURN
--------------------------------------------------------------------------------

1993             9.5%             4.4%            13.9%           19.2%
1994            -8.5              4.1             -4.4            -3.9
1995            11.9              5.2             17.1            24.0
1996             9.9              5.0             14.9            15.3
1997            10.6              4.2             14.8            15.4
1998            -6.4              4.2             -2.2             1.4
1999**           7.3              3.3             10.6            13.2
--------------------------------------------------------------------------------
 *CS First Boston Convertible Securities Index.
**Six months ended May 31, 1999.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------
                                                                10 YEARS
                            INCEPTION                   ------------------------
                               DATE    1 YEAR  5 YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund 6/17/1986  -9.87%   8.68%    5.33%    5.25%   10.58%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
CONVERTIBLE SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Securities                       86
Yield                                    3.8%
Conversion Premium                      25.6%
Average Weighted Maturity           5.2 years
Average Coupon                           3.7%
Average Quality                            Ba
Average Duration                    3.9 years
Foreign Holdings                        12.1%
Turnover Rate                           151%*
Expense Ratio                          0.53%*
Cash Reserves                            1.5%

*Annualized.


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
---------------------------------------------
Aaa/AAA                                  0.0%
Aa/AA                                     8.3
A/A                                       2.9
Baa/BBB                                  19.4
Ba/BB                                    15.6
B/B                                      20.5
Less than B/B                             7.4
Not Rated                                25.9
---------------------------------------------
Total                                  100.0%


VOLATILITY MEASURES
---------------------------------------------
                 CONVERTIBLE
                  SECURITIES          S&P 500
---------------------------------------------
R-Squared              0.68              1.00
Beta                   0.66              1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------
Hewlett Packard Co.                      3.8%
Jacor Communications, Inc.               3.5
Global Telesystems Inc.                  3.1
Metamor Worldwide, Inc.                  3.0
Solectron Corp.                          2.9
WMX Technologies Inc.                    2.6
Elan Finance Corp.                       2.6
Union Pacific Capital Trust              2.5
Magna International Inc.                 2.5
Tower Automotive Inc.                    2.4
---------------------------------------------
Top Ten                                 28.9%


DISTRIBUTION BY MATURITY (% OF BONDS)
---------------------------------------------
Under 1 Year                             3.6%
1-5 Years                               41.6
5-10 Years                              54.8
10-20 Years                              0.0
20-30 Years                              0.0
Over 30 Years                            0.0
---------------------------------------------
Total                                  100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------------------------------------------
                                    MAY 31, 1998              MAY 31, 1999
                              --------------------------------------------------
                              CONVERTIBLE SECURITIES    CONVERTIBLE SECURITIES
                              --------------------------------------------------
Auto & Transportation ........           6.2%                      8.4%
Consumer Discretionary .......          24.2                      20.7
Consumer Staples .............           3.9                       1.5
Financial Services ...........           8.9                       5.1
Health Care ..................          11.5                      16.6
Integrated Oils ..............           0.0                       2.1
Other Energy .................           3.0                       6.6
Materials & Processing .......           2.8                       1.8
Producer Durables ............          10.9                       4.2
Technology ...................          14.7                      22.2
Utilities ....................          12.2                      10.8
Other ........................           1.7                       0.0
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a fund's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
CONVERTIBLE SECURITIES FUND                              (000)             (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (70.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.1%)
  Magna International Inc.
   4.875%, 2/15/2005                                   $ 4,055           $ 4,156
  Offshore Logistics Inc.
   6.00%, 12/15/2003                                       300               258
  Tower Automotive Inc.
   5.00%, 8/1/2004                                       3,810             4,039
                                                                      ----------
                                                                           8,453
                                                                      ----------
CONSUMER DISCRETIONARY (17.0%)
  (1)Amazon.com, Inc.
   4.75%, 2/1/2009                                       2,000             1,880
  Data Processing Resources Corp.
   5.25%, 4/1/2005                                         365               274
  IMAX Corp.
   5.75%, 4/1/2003                                         415               484
  (1)Interpublic Group Cos., Inc.
   1.87%, 6/1/2006                                       2,545             2,192
  Jacor Communications, Inc.
   0.00%, 2/9/2018                                      10,470             5,745
  Mail-Well, Inc.
   5.00%, 11/1/2002                                      1,405             1,440
  Merrill Lynch & Co./Time Warner
  (Convertible into Time Warner)
   0.25%, 5/10/2006                                      3,235             3,178
  Metamor Worldwide, Inc.
   2.94%, 8/15/2004                                      5,715             4,901
  Scandinavian Broadcasting
   System SA
   7.00%, 12/1/2004                                      1,485             1,834


--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
  Triarc Cos. Inc.
   0.00%, 2/9/2018                                       7,960             1,980
  WMX Technologies Inc.
   2.00%, 1/24/2005                                      3,975             4,273
                                                                      ----------
                                                                          28,181
                                                                      ----------
CONSUMER STAPLES (0.4%)
  Rite Aid Corp.
   5.25%, 9/15/2002                                        650               653

FINANCIAL SERVICES (2.4%)
  National Data Corp.
   5.00%, 11/1/2003                                      1,830             1,975
  (1)Security Capital U.S. Realty
   2.50%, 5/22/2003                                      2,640             2,031
                                                                      ----------
                                                                           4,006
                                                                      ----------
HEALTH CARE (16.3%)
  (1)Alpharma, Inc.
   3.00%, 6/1/2006                                       2,270             2,366
  ALZA Corp.
   5.00%, 5/1/2006                                       2,730             3,085
  Athena Neurosciences Inc.
   4.75%, 11/15/2004                                       745               769
  Aviron
   5.75%, 4/1/2005                                         650               578
  Centocor, Inc.
   4.75%, 2/15/2005                                      2,045             2,203
  Concentra Managed Care, Inc.
   4.50%, 3/15/2003                                        505               470
  (1)Elan Finance Corp.
   0.00%, 12/14/2018                                     8,340             4,233

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
CONVERTIBLE SECURITIES FUND                              (000)             (000)
--------------------------------------------------------------------------------
  NCS HealthCare, Inc.
   5.75%, 8/15/2004                                      1,810             1,192
  Omnicare, Inc.
   5.00%, 12/1/2007                                      3,180             2,882
  Quadramed Corp.
   5.25%, 5/1/2005                                         800               492
  (1)      Roche Holdings, Inc.
   0.00%, 4/20/2010                                      1,320               769
   0.00%, 5/6/2012                                       3,690             1,813
  (1)Sepracor Inc.
   7.00%, 12/15/2005                                     4,120             3,605
  Total Renal Care Holdings
   5.625%, 7/15/2006                                     3,010             2,528
                                                                      ----------
                                                                          26,985
                                                                      ----------
INTEGRATED OILS (2.0%)
  PennzEnergy Co.
   4.95%, 8/15/2008                                      3,335             3,377
                                                                      ----------
OTHER ENERGY (2.6%)
  Pride International, Inc.
   6.25%, 2/15/2006                                      1,315             1,302
  SEACOR Holdings, Inc.
   5.375%, 11/15/2006                                    3,055             2,975
                                                                      ----------
                                                                           4,277
                                                                      ----------
PRODUCER DURABLES (3.7%)
  (1)Solectron Corp.
   0.00%, 1/27/2019                                      9,170             4,791
  Xerox Corp.
   0.57%, 4/21/2018                                      2,140             1,335
                                                                      ----------
                                                                           6,126
                                                                      ----------
TECHNOLOGY (16.8%)
  Amkor Technology, Inc.
   5.75%, 5/1/2003                                       3,140             2,967
  (1)Atmel Corp.
   0.00%, 4/21/2018                                      7,825             2,768
  Bea Systems, Inc.
   4.00%, 6/15/2005                                        675               642
  (1)Citrix Systems, Inc.
   0.00%, 3/22/2019                                      6,720             2,705
  Comverse Technology, Inc.
   4.50%, 7/1/2005                                         970             1,650
  (1)Conexant Systems, Inc.
  4.25%, 5/1/2006                                        1,610             1,694
  (1)Doubleclick Inc.
   4.75%, 3/15/2006                                        475               636
  Gilat Satellite Networks Ltd.
   6.50%, 6/3/2004                                         530               730
  Hewlett Packard Co.
   0.00%, 10/14/2017                                    10,260             6,355
  (1)LSI Logic Corp.
   4.25%, 3/15/2004                                      2,280             3,138
  Morgan Stanley Dean Witter/
   Sun Microsystems, Inc. (Convertible
   into Sun Microsystems, Inc.)
   0.00%, 5/30/2006                                      1,740             1,660
  (1)Sanmina Corp.
   4.25%, 5/1/2004                                       2,550             2,824
                                                                      ----------
                                                                          27,769
                                                                      ----------
--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
UTILITIES (4.6%)
  AES Corp.
   4.50%, 8/15/2005                                      1,735             1,939
  (1)Bell Atlantic Financial Services
   4.25%, 9/15/2005                                      3,260             3,358
  Morgan Stanley Dean Witter/
   WorldCom (Convertible into
   WorldCom)
   0.00%, 3/2/2006                                       2,280             2,226
                                                                      ----------
                                                                           7,523
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(Cost $114,374)                                                          117,350
--------------------------------------------------------------------------------

                                                        SHARES
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (27.6%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.2%)
  Union Pacific Capital Trust 6.25%
   Cvt. Pfd.                                            80,300             4,196
  Federal-Mogul Financial Trust
   7.00% Cvt. Pfd.                                      20,200             1,111
                                                                      ----------
                                                                           5,307
                                                                      ----------
CONSUMER DISCRETIONARY (3.3%)
  Big Flower Press Trust I 6.00%
   Cvt. Pfd.                                            39,500             2,405
  Kmart Financing 7.75% Cvt. Pfd.                       31,600             1,768
   Metromedia International
   Group, Inc. 7.25% Cvt. Pfd.                          36,400             1,310
                                                                      ----------
                                                                           5,483
                                                                      ----------
CONSUMER STAPLES (1.1%)
  Suiza Capital Trust II
   5.50% Cvt. Pfd.                                      49,200             1,820
                                                                      ----------
ENERGY (4.0%)
o Apache Corp. 6.50% Cvt. Pfd.                          70,600             2,440
  Pogo Trust I 6.50% Cvt. Pfd.                          41,100             2,065
  Devon Finance Trust $3.25
   Cvt. Pfd.                                            35,200             2,042
                                                                      ----------
                                                                           6,547
                                                                      ----------
FINANCIAL SERVICES (2.6%)
  CNB Capital Trust I 6.00%
   Cvt. Pfd.                                            80,700             2,083
  Conseco Finance Trust IV 7.00%
   Cvt. Pfd.                                            43,400             1,777
  Innkeepers USA Trust 8.625%
   Cvt. Pfd.                                            27,300               490
                                                                      ----------
                                                                           4,350
                                                                      ----------
MATERIALS & PROCESSING (1.7%)
  Sealed Air Corp. $2.00 Cvt. Pfd.                      26,900             1,621
  International Paper Co. 5.25%
   Cvt. Pfd.                                            24,500             1,274
                                                                      ----------
                                                                           2,895
                                                                      ----------
PRODUCER DURABLES (0.5%)
  Kaufman & Broad Home Corp.
   8.25% Cvt. Pfd.                                      89,600               745
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
TECHNOLOGY (5.1%)
  (1)oGlobal Telesystems Inc. 7.25%
   Cvt. Pfd.                                            81,000             5,052
  Loral Space & Communications
   Ltd. 6.00% Cvt. Pfd.                                 36,700             1,734
  Cellnet Data Systems 7.00%
   Cvt. Pfd.                                            50,700               995
  Unisys Corp. $3.75 Cvt. Pfd.                          11,215               719
                                                                      ----------
                                                                           8,500
                                                                      ----------
UTILITIES (6.1%)
  Winstar Communications, Inc.
   7.00% Cvt. Pfd.                                      55,700             3,258
  CalEnergy Capital Trust II
   6.25% Cvt. Pfd.                                      45,500             2,241
o Adelphia Communications Corp.
   5.50% Cvt. Pfd.                                       7,600             1,649
  ICG Communications, Inc.
   6.75% Cvt. Pfd.                                      30,900             1,506
  Intermedia Communications, Inc.
   7.00% Cvt. Pfd.                                      54,100             1,373
                                                                      ----------
                                                                          10,027
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $43,848)                                                          45,674
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.83%, 6/1/1999                                       $5,678             5,678
  4.83%, 6/1/1999--Note F                                5,359             5,359
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $11,037)                                                          11,037
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.2%)
  (Cost $169,259)                                                        174,061
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     $4,504
Payables for Investment
  Securities Purchased                                                   (7,368)
Security Lending Collateral
  Payable to Brokers--Note F                                             (5,359)
Other Liabilities                                                          (380)
                                                                      ----------
                                                                         (8,603)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 13,887,297 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $165,458
================================================================================
NET ASSET VALUE PER SHARE                                                 $11.91
================================================================================
  *See Note A in Notes to  Financial  Statements.
  oNon-Income-Producing  Security. New issue that has not paid a dividend  as of
   May 31, 1999.
(1)Security exempt from  registration  under Rule 144A of the  Securities Act of
   1933.   These   securities  may  be  sold  in   transactions   exempt  from
   registration, normally to qualified institutional buyers. At May 31, 1999, the aggregate value of these securities was $45,855,000, representing 27.7% of net assets.

--------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid in Capital                                       $158,740            $11.43
Undistributed Net
  Investment Income                                      1,157               .08
Accumulated Net
  Realized Gains                                           759               .05
Unrealized Appreciation--Note E                          4,802               .35
--------------------------------------------------------------------------------
NET ASSETS                                            $165,458            $11.91
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                   SIX MONTHS ENDED MAY 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $1,373
  Interest                                                                3,007
  Security Lending                                                           38
                                                                      ----------
     Total Income                                                         4,418
                                                                      ----------
EXPENSES
  Investment Advisory Fees--Note B
     Basic Fee                                                              349
     Performance Adjustment                                                (185)
  The Vanguard Group--Note C
     Management and Administrative                                          240
     Marketing and Distribution                                              16
  Custodian Fees                                                             17
  Auditing Fees                                                               4
  Shareholders' Reports                                                       9
                                                                      ----------
     Total Expenses                                                         450
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,968
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                           2,166
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                               10,771
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $16,905
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Convertible Securities Fund
                                                                                  -----------------------------------------
                                                                                         Six Months                    Year
                                                                                              Ended                   Ended
                                                                                       May 31, 1999           Nov. 30, 1998
                                                                                              (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                                                              $3,968                  $8,146
         Realized Net Gain (Loss)                                                            2,166                  (1,376)
         Change in Unrealized Appreciation (Depreciation)                                   10,771                 (10,995)
                                                                                         ----------------------------------
            Net Increase (Decrease) in Net Assets Resulting from Operations                 16,905                  (4,225)
                                                                                         ----------------------------------
DISTRIBUTIONS
         Net Investment Income                                                              (4,920)                 (8,273)
         Realized Capital Gain                                                                  --                 (16,111)
                                                                                         ----------------------------------
            Total Distributions                                                             (4,920)                (24,384)
                                                                                         ----------------------------------
CAPITAL SHARE TRANSACTIONS1
         Issued                                                                             13,426                  40,843
         Issued in Lieu of Cash Distributions                                                4,083                  21,712
         Redeemed                                                                          (36,166)                (50,920)
                                                                                         ----------------------------------
            Net Increase (Decrease) from Capital Share Transactions                        (18,657)                 11,635
---------------------------------------------------------------------------------------------------------------------------
         Total Decrease                                                                     (6,672)                (16,974)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                                                               172,130                 189,104
                                                                                         ----------------------------------
         End of Period                                                                    $165,458                $172,130
===========================================================================================================================
1Shares Issued (Redeemed)
         Issued                                                                              1,186                   3,441
         Issued in Lieu of Cash Distributions                                                  377                   1,873
         Redeemed                                                                           (3,185)                 (4,337)
                                                                                         ----------------------------------
            Net Increase (Decrease) in Shares Outstanding                                   (1,622)                    977
===========================================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                                 CONVERTIBLE SECURITIES FUND
                                                                                    YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                       MAY 31, 1999         1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.10       $13.01       $13.07       $12.03       $10.94       $12.89
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                        .27          .52          .53          .43          .52          .53
         Net Realized and Unrealized Gain (Loss)
                  on Investments                      .87         (.77)        1.17         1.29         1.26        (1.04)
                  Total from Investment Operations   1.14         (.25)        1.70         1.72         1.78         (.51)
DISTRIBUTIONS
         Dividends from Net Investment Income        (.33)        (.54)        (.47)        (.54)        (.51)        (.53)
         Distributions from Realized Capital Gains     --        (1.12)       (1.29)        (.14)        (.18)        (.91)
                  Total Distributions                (.33)       (1.66)       (1.76)        (.68)        (.69)       (1.44)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.91       $11.10       $13.01       $13.07       $12.03       $10.94
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                        10.59%       -2.16%       14.81%       14.88%       17.10%       -4.35%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)        $165         $172         $189         $170         $172         $175
         Ratio of Total Expenses to
                  Average Net Assets                 0.53%*       0.73%        0.67%        0.69%        0.75%        0.73%
         Ratio of Net Investment Income to
                  Average Net Assets                 4.71%*       4.36%        4.29%        3.43%        4.63%        4.68%
         Portfolio Turnover Rate                      151%*        186%         182%          97%          46%          52%
===========================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 1999, the advisory fee represented an effective annual rate of 0.41% of the fund's average net assets before a decrease of $185,000 (0.22%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended May 31, 1999, the fund purchased $125,495,000 of investment securities and sold $145,586,000 of investment securities, other than temporary cash investments. At November 30, 1998, the fund had available a capital loss carryforward of $1,465,000 to offset future net capital gains through November 30, 2006.

E. At May 31, 1999, net unrealized appreciation of investment securities for financialreporting and federal income tax purposes was $4,802,000, consisting of unrealized gains of $10,825,000 on securities that had risen in value since their purchase and $6,023,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at May 31, 1999, was $5,197,000, for which the fund held cash collateral of $5,359,000. Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
---------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
---------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
---------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
---------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

           TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of
Economics, Princeton University; Director of
Prudential Insurance Co. of America, Banco Bilbao
Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

            OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

          OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
    Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire
                                  Associates.

                               VANGUARD MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q822-07/26/1999
(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.